UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2026

United Acquisition Corp. I
(Exact name of registrant as specified in its charter)

Cayman Islands	001-43084	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 W. Camino Real, Suite 302-48 Boca Raton, Florida	33433
(Address of principal executive offices)	(Zip Code)

(212) 847-3248
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-quarter of one redeemable warrant	UACU	NYSE American LLC
Class A ordinary shares, par value $0.0001 per share	UAC	NYSE American LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	UACW	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported on a Current Report on Form 8-K of United Acquisition Corp. I (the “Company”), dated February 12, 2026, on February 12, 2026, in connection with the underwriters of the Company’s initial public offering partially exercising their option to purchase additional units, the Company completed the issuance and sale of 182,300 units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-quarter of one redeemable warrant (the “Option Units”), at a public offering price of $10.00 per Option Unit, generating gross proceeds of $1,823,000. Also on February 12, 2026, in connection with the sale of the Option Units, the Company consummated the private placement of 457 units to United Acquisition SPAC LLC (the “Sponsor”) and 1,823 units to the underwriters (collectively, the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, and the private placement of 6,060 warrants to the Sponsor (the “Private Placement Warrants”) at a price of $0.75 per Private Placement Warrant, generating gross proceeds of $27,345 (the “Option Private Placement”). An unaudited pro forma balance sheet as of February 12, 2026, reflecting receipt of the net proceeds from the offering of the Option Units and the Option Private Placement is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Balance Sheet as of February 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED ACQUISITION CORP. I

	By:	/s/ Paul Packer
	Name:	Paul Packer
	Title:	Chief Executive Officer
Date: February 17, 2026

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